---------------------------
                                                     The latest report from your
                                                       Fund's management team
                                                     ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                      Bond
                                      Fund

                                  MAY 31, 2000

                [LOGO] JOHN HANCOCK FUNDS
                       A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                             RICHARD P. CHAPMAN, JR.
                              WILLIAM J. COSGROVE*
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                          Vice Chairman, President and
                             Chief Executive Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                WILLIAM L. BRAMAN
                          Executive Vice President and
                            Chief Investment Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST &YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

================================== CEO CORNER ==================================

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down 32% from its March high by the end of May.

In this same period, fixed-income-type securities, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, a couple of things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/ Maureen R. Ford
-------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

           BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
                     BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

                             John Hancock Bond Fund

                    Rising interest rates and inflation fears
                            keep bonds under pressure

A combination of technical and market factors made the past 12 months one of the roughest rides bonds have had in a long time. While pockets of strength occurred among the various fixed-income sectors, they were short-lived. With the economy booming, inflation remained a worry throughout the year, and the Federal Reserve Board raised interest rates six times starting last June, so that by the end of the period the federal funds rate stood at 6.50%, up from 4.75% a year ago. The anticipation of an eventual economic slowdown due to the Fed's actions made investors wary of the future creditworthiness of corporate issuers. A rise in defaults cast further aspersions on high-yield bonds. The buildup of concerns prior to Y2K contributed to the downturn, as did a glut of new corporate issuance last summer. Longer-term U.S. Treasury bonds fared somewhat better as the result of the U.S. Treasury's announced buy-back program. The stock market's volatility in recent months further bolstered the demand for long-term Treasury bonds at the expense of other bond sectors as a "flight-to-quality" took place. Credit quality spreads (the difference in yield between bonds of different credit quality) widened dramatically to levels last seen in the 1990 recession.

Fund performance

John Hancock Bond Fund produced a modest gain for the 12 months ended May 31, 2000. The Fund's Class A, Class B and Class C shares posted total returns of 0.97%, 0.27% and 0.28%, respectively, at net asset value. By comparison, the average corporate debt A-rated fund returned 0.14%, according to Lipper, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

Defensive duration stance

The Fund began the year last June with a duration, or interest-rate sensitivity, that was relatively short. As you may know, the shorter the duration, the less price volatility a portfolio is likely to experience when interest rates rise or fall. Conversely,

"...the Federal Reserve Board raised interest rates six times starting last June..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Bond Fund. Caption below reads "Fund management team members (l-r): Ben Matthews and Jim Ho."]
--------------------------------------------------------------------------------

================================================================================

                         John Hancock Funds - Bond Fund

"...heavy exposure to corporate issues throughout the year helped overall."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 36%, the second is Utilities 12%, the third Telecommunications 5%, the fourth Media 5% and the fifth U.S. Banks 4%. A note below the table reads "As a percentage of net assets on May 31, 2000."]
--------------------------------------------------------------------------------

the longer the duration, the greater price appreciation or depreciation possibilities a fund may experience as interest rates change. Within the past few months, we moved away from the shorter, more defensive, duration posture toward a more neutral orientation. Recent economic numbers seem to suggest slower growth, which may temper the Fed's tightening.

Treasuries barbelled

For most of the period, we had the Fund's U.S. Treasury holdings anchored at both the short- and long-end of the maturity spectrum, graphically represented by what's known as the yield curve. This allowed the portfolio to benefit from the yield curve's flattening through the end of calendar 1999. With the announcement of the Treasury's intention to buy back securities, investors bid up the price of 30-year bonds, causing yields on longer-term bonds to fall below those of shorter-term issues, inverting the yield curve. The Fund's holdings in long-term Treasury bonds benefited as a result. Quite recently, we began to shift our focus somewhat to intermediate-term securities, believing that once the Fed's actions take effect and slow the economy, the yield curve should steepen again. When a steepening occurs, intermediate-term securities tend to perform well.

Adding shorter-maturity corporates

Although there was a significant downturn in corporate bond prices this past spring, the Fund's heavy exposure to corporate issues throughout the year helped overall. We added to and pared back the Fund's weighting in this sector several times during the year, participating in the brief run-ups while avoiding the worst of the declines. Since February, we tried to position the Fund's corporate holdings for the credit widening we believed would soon follow the Fed's continued rate increases. Whenever an opportunity presented itself to move out of a longer-term bond and purchase a shorter-term security by the same issuer we did so. For example, we trimmed back some exposure in 30-year bonds issued by Lockheed Martin and DaimlerChrysler and moved into the five-year debt of the same name.

   We also looked to upgrade the portfolio in terms of adding to mortgage-backed and agency securities, such as Ginnie Mae and Fannie Mae. The Fannie Mae issues, however, suffered a setback when the Clinton Administration supported eliminating government financial support. We quickly sold these issues and avoided the brunt of the ensuing price declines. We have recently begun adding back to them, as prices have become quite attractive. We also avoided emerging-market debt, believing this sector's limited liquidity presents undue risk at this time.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Verio followed by an up arrow with the phrase "Pending merger with NTT Japan." The second listing is Dillards followed by a down arrow with the phrase "Acquisition integration problems." The third listing is Goldman Sachs followed by a sideways arrow with the phrase "Impact of rising interest rates." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                         John Hancock Funds - Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 2000." The chart is scaled in increments of 1% with -1% at the bottom and 1% at the top. The first bar represents the 0.97% total return for John Hancock Bond Fund Class A. The second bar represents the 0.27% total return for John Hancock Bond Fund Class B. The third bar represents the 0.28% total return for John Hancock Bond Fund Class
C. The fourth bar represents the 0.14% total return for Average corporate debt A-rated fund. A note below the chart reads "Total returns for John Hancock Bond Fund are at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

"New economy" holdings boost performance

Together, telecommunication, media/cable and wireless companies have been one of our main focuses in the corporate arena. The rapid evolution of technology, brisk merger and acquisition activity globally and increased corporate profitability of this sector have not only propelled the stock prices of many companies, but also bolstered the performance of their debt obligations. Holdings that have performed well for the Fund include Orange Plc, a wireless operator in the United Kingdom, Verio, a web hoster, and SFX Entertainment, the world's largest entertainment operator. These three holdings benefited from credit upgrades on the heels of announced acquisitions by Mannesmann, NTT and Clear Channel, respectively. Other noteworthy holdings include Adelphia Communications, Continental Cablevision, Metromedia Fiber Network, Clearnet Communications and Nextel Communications.

   Through extensive credit research, we were able to avoid many of the defaults and downgradings that occurred. We were also able to maneuver relatively early on out of disappointing holdings such as Conseco, Integrated Health Services and Dillards.

Outlook

Recent economic indicators suggest that perhaps the Fed's aggressive counters to inflation may have peaked, and corporate bond prices have responded favorably. We are not, however, ruling out the possibility of further rate hikes in the near term, the uncertainty of which may cause some volatility. While the jury is still out on whether or not the Fed successfully engineered a soft landing -- slowing down the economy to just the right degree -- we shall view the market with cautious optimism, vigilantly pursuing high current income that's consistent with prudent investment risk.

"We are not... ruling out the possibility of further rate hikes in the near term..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                         John Hancock Funds - Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming that all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                               ONE       FIVE         TEN
                                              YEAR      YEARS        YEARS
                                              ----      -----        -----
Cumulative Total Returns                     (3.47%)    33.68%      105.81%
Average Annual Total Returns                 (3.47%)     5.98%        7.48%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                    SINCE
                                               ONE       FIVE     INCEPTION
                                              YEAR      YEARS     (11/23/93)
                                              ----      -----     ----------
Cumulative Total Returns                     (4.34%)    33.19%      38.25%
Average Annual Total Returns                 (4.34%)     5.90%       5.23%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                    SINCE
                                                          ONE     INCEPTION
                                                         YEAR     (10/1/98)
                                                         ----     ---------
Cumulative Total Returns                                (1.53%)    (1.73%)
Average Annual Total Returns                            (1.53%)    (1.16%)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of May 31, 2000
                                                                 SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Bond Fund: Class A                                    6.56%
John Hancock Bond Fund: Class B                                    6.23%
John Hancock Bond Fund: Class C                                    6.11%

================================================================================

                         John Hancock Funds - Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index, an unmanaged index that mirrors the investment objectives and characteristics of the Fund. It is not possible to invest in an index. Past performance is not indicative of future results.


--------------------------------------------------------------------------------

Line chart with the heading John Hancock Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $21,108 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund on May 31, 1990, before sales charge, and is equal to $21,018 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Bond Fund, after sales charge, and is equal to $20,072 as of May 31, 2000.

Line chart with the heading John Hancock Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $14,217 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund on November 23, 1993, before sales charge, and is equal to $13,770 as of May 31, 2000.

Line chart with the heading John Hancock Bond Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $10,118 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Bond Fund on October 1, 1998, before sales charge, and is equal to $9,832 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Bond Fund, after sales charge, and is equal to $9,734 as of May 31, 2000.


*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 2000
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Bonds (cost - $1,286,508,828) ..........................      $1,223,802,256
   Preferred stocks and warrants (cost - $14,682,838) .....          14,114,711
   Short-term investments (cost - $44,975,663) ............          44,975,663
   Joint repurchase agreement (cost - $26,095,000) ........          26,095,000
   Corporate savings account ..............................               9,130
                                                                 --------------
                                                                  1,308,996,760
  Receivable for investments sold .........................          64,052,038
  Receivable for shares sold ..............................             491,485
  Dividends and interest receivable .......................          22,811,987
  Other assets ............................................             127,318
                                                                 --------------
                    Total Assets ..........................       1,396,479,588
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .......................          75,599,438
  Payable for shares repurchased ..........................             600,590
  Dividend payable ........................................              11,873
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ................................           1,068,276
  Accounts payable and accrued expenses ...................             118,475
                                                                 --------------
                    Total Liabilities .....................          77,398,652
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in .........................................       1,452,941,523
  Accumulated net realized loss on investments
   and financial futures contracts ........................         (70,494,857)
  Net unrealized depreciation of investments ..............         (63,274,699)
  Distributions in excess of net investment income ........             (91,031)
                                                                 --------------
                    Net Assets ............................      $1,319,080,936
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $1,097,992,715/78,795,871 .....................              $13.93
  =============================================================================
  Class B - $197,188,632/14,150,959 .......................              $13.93
  =============================================================================
  Class C - $23,899,589/1,715,120 .........................              $13.93
  =============================================================================
Maximum Offering Price Per Share
  Class A* - ($13.93/0.955) ...............................              $14.59
  =============================================================================
  Class C - ($13.93/0.99) .................................              $14.07
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................      $111,410,668
  Dividends .................................................         1,119,076
                                                                   ------------
                                                                    112,529,744
                                                                   ------------
  Expenses:
   Investment management fee - Note B .......................         7,206,180
   Distribution and service fee - Note B
     Class A ................................................         3,587,881
     Class B ................................................         2,206,940
     Class C ................................................           228,348
   Transfer agent fee - Note B ..............................         3,661,129
   Accounting and legal services fee - Note B ...............           276,177
   Custodian fee ............................................           263,155
   Trustees' fees ...........................................            79,520
   Printing .................................................            73,066
   Miscellaneous ............................................            68,807
   Registration and filing fees .............................            41,818
   Auditing fee .............................................            37,000
   Legal fees ...............................................            13,754
                                                                   ------------
                    Total Expenses ..........................        17,743,775
                    -----------------------------------------------------------
                    Net Investment Income ...................        94,785,969
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
  Net realized loss on investments sold .....................       (40,641,098)
  Net realized loss on financial futures contracts ..........          (479,491)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................       (42,692,133)
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................            51,294
                                                                   ------------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Financial Futures Contracts .............       (83,761,428)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............       $11,024,541
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 YEAR ENDED MAY 31,
                                                                                          --------------------------------
                                                                                               1999              2000
                                                                                          --------------    --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..............................................................      $96,302,405       $94,785,969
   Net realized loss on investments sold and financial futures contracts ..............       (2,592,599)      (41,120,589)
   Change in net unrealized appreciation/depreciation of investments and financial
    futures contracts .................................................................      (49,119,200)      (42,640,839)
                                                                                          --------------    --------------
     Net Increase in Net Assets Resulting from Operations .............................       44,590,606        11,024,541
                                                                                          --------------    --------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.9665 and $0.9569 per share, respectively) ..........................      (83,968,102)      (80,052,771)
     Class B - ($0.8597 and $0.8580 per share, respectively) ..........................      (11,887,365)      (13,337,325)
     Class C** - ($0.5512 and $0.8542 per share, respectively) ........................         (446,938)       (1,395,873)
                                                                                          --------------    --------------
     Total Distributions to Shareholders ..............................................      (96,302,405)      (94,785,969)
                                                                                          --------------    --------------
From Fund Share Transactions - Net: * .................................................       96,541,466      (135,698,460)
                                                                                          --------------    --------------
Net Assets:
   Beginning of period ................................................................    1,493,711,157     1,538,540,824
                                                                                          --------------    --------------
   End of period (including distributions in excess of net investment income
     of $284,853 and $91,031, respectively) ...........................................   $1,538,540,824    $1,319,080,936
                                                                                          ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                      YEAR ENDED MAY 31,
                                  -----------------------------------------------------------
                                             1999                           2000
                                  ---------------------------    ----------------------------
                                     SHARES         AMOUNT          SHARES          AMOUNT
                                  -----------    ------------    -----------    -------------
CLASS A
   Shares sold ................    33,840,928    $513,805,047     16,180,316     $230,911,081
   Shares reinvested ..........     4,291,217      65,236,811      4,427,262       63,104,859
                                  -----------    ------------    -----------    -------------
                                   38,132,145     579,041,858     20,607,578      294,015,940
   Less shares repurchased ....   (38,555,126)   (585,265,951)   (28,432,224)    (405,098,642)
                                  -----------    ------------    -----------    -------------
   Net decrease ...............      (422,981)    ($6,224,093)    (7,824,646)   ($111,082,702)
                                  ===========    ============    ===========    =============
CLASS B
   Shares sold ................     8,756,754    $133,473,644      3,416,464      $49,024,555
   Shares reinvested ..........       440,757       6,690,223        554,800        7,907,679
                                  -----------    ------------    -----------    -------------
                                    9,197,511     140,163,867      3,971,264       56,932,234
   Less shares repurchased ....    (3,915,180)    (59,486,821)    (5,984,221)     (85,404,315)
                                  -----------    ------------    -----------    -------------
   Net increase (decrease) ....     5,282,331     $80,677,046     (2,012,957)    ($28,472,081)
                                  ===========    ============    ===========    =============
CLASS C**
   Shares sold ................     1,510,673     $23,046,624        586,098       $8,361,864
   Shares reinvested ..........        24,293         365,237         78,808        1,122,359
                                  -----------    ------------    -----------    -------------
                                    1,534,966      23,411,861        664,906        9,484,223
   Less shares repurchased ....       (87,365)     (1,323,348)      (397,387)      (5,627,900)
                                  -----------    ------------    -----------    -------------
   Net increase ...............     1,447,601     $22,088,513        267,519       $3,856,323
                                  ===========    ============    ===========    =============

** Class C shares commenced operations on October 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,          PERIOD FROM
                                                                 ----------------------------     JANUARY 1, 1997 TO
                                                                    1995              1996          MAY 31, 1997(1)
                                                                 ----------        ----------     ------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................       $13.90            $15.40             $14.90
                                                                 ----------        ----------         ----------
   Net Investment Income .....................................         1.12              1.09               0.44
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .........................         1.50             (0.50)             (0.12)
                                                                 ----------        ----------         ----------
     Total from Investment Operations ........................         2.62              0.59               0.32
                                                                 ----------        ----------         ----------
   Less Distributions:
   Dividends from Net Investment Income ......................        (1.12)            (1.09)             (0.44)
                                                                 ----------        ----------         ----------
   Net Asset Value, End of Period ............................       $15.40            $14.90             $14.78
                                                                 ==========        ==========         ==========
   Total Investment Return at Net Asset Value(3) .............        19.40%             4.11%              2.22%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................   $1,535,204        $1,416,116         $1,361,924
   Ratio of Expenses to Average Net Assets ...................         1.13%             1.14%              1.11%(5)
   Ratio of Net Investment Income to Average Net Assets ......         7.58%             7.32%              7.38%(5)
   Portfolio Turnover Rate ...................................          103%(6)           123%                58%

                                                                              YEAR ENDED MAY 31,
                                                                 --------------------------------------------
                                                                    1998             1999             2000
                                                                 ----------       ----------       ----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................       $14.78           $15.25           $14.76
                                                                 ----------       ----------       ----------
   Net Investment Income .....................................         1.05(2)          0.97(2)          0.96(2)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .........................         0.47            (0.49)           (0.83)
                                                                 ----------       ----------       ----------
     Total from Investment Operations ........................         1.52             0.48             0.13
                                                                 ----------       ----------       ----------
   Less Distributions:
   Dividends from Net Investment Income ......................        (1.05)           (0.97)           (0.96)
                                                                 ----------       ----------       ----------
   Net Asset Value, End of Period ............................       $15.25           $14.76           $13.93
                                                                 ==========       ==========       ==========
   Total Investment Return at Net Asset Value(3) .............        10.54%            3.11%            0.97%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................   $1,327,728       $1,278,582       $1,097,993
   Ratio of Expenses to Average Net Assets ...................         1.08%            1.07%            1.11%
   Ratio of Net Investment Income to Average Net Assets ......         6.90%            6.35%            6.69%
   Portfolio Turnover Rate ...................................          198%             228%             162%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,        PERIOD FROM
                                                                 -----------------------    JANUARY 1, 1997 TO
                                                                   1995           1996        MAY 31, 1997(1)
                                                                 -------        --------      ---------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................    $13.90          $15.40           $14.90
                                                                 -------        --------         --------
   Net Investment Income .....................................      1.02            0.98             0.40
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .........................      1.50           (0.50)           (0.12)
                                                                 -------        --------         --------
     Total from Investment Operations ........................      2.52            0.48             0.28
                                                                 -------        --------         --------
   Less Distributions:
   Dividends from Net Investment Income ......................     (1.02)          (0.98)           (0.40)
                                                                 -------        --------         --------
   Net Asset Value, End of Period ............................    $15.40          $14.90           $14.78
                                                                 =======        ========         ========
   Total Investment Return at Net Asset Value(3) .............     18.66%           3.38%            1.93%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................   $98,739        $134,112         $132,885
   Ratio of Expenses to Average Net Assets ...................      1.75%           1.84%            1.81%(5)
   Ratio of Net Investment Income to Average Net Assets ......      6.87%           6.62%            6.68%(5)
   Portfolio Turnover Rate ...................................       103%(6)         123%              58%

                                                                           YEAR ENDED MAY 31,
                                                                 --------------------------------------
                                                                   1998           1999           2000
                                                                 --------       --------       --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................     $14.78         $15.25         $14.76
                                                                 --------       --------       --------
   Net Investment Income .....................................       0.95(2)        0.86(2)        0.86(2)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .........................       0.47          (0.49)         (0.83)
                                                                 --------       --------       --------
     Total from Investment Operations ........................       1.42           0.37           0.03
                                                                 --------       --------       --------
   Less Distributions:
   Dividends from Net Investment Income ......................      (0.95)         (0.86)         (0.86)
                                                                 --------       --------       --------
   Net Asset Value, End of Period ............................     $15.25         $14.76         $13.93
                                                                 ========       ========       ========
   Total Investment Return at Net Asset Value(3) .............       9.78%          2.39%          0.27%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................   $165,983       $238,591       $197,189
   Ratio of Expenses to Average Net Assets ...................       1.78%          1.77%          1.81%
   Ratio of Net Investment Income to Average Net Assets ......       6.18%          5.65%          6.00%
   Portfolio Turnover Rate ...................................        198%           228%           162%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                            PERIOD ENDED           YEAR ENDED
                                                                                           MAY 31, 1999(7)        MAY 31, 2000
                                                                                           ---------------        ------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...............................................          $15.61               $14.76
                                                                                               -------              -------
  Net Investment Income(2) ...........................................................            0.55                 0.85
  Net Realized and Unrealized Loss on Investments and Financial Futures Contracts ....           (0.85)               (0.83)
                                                                                               -------              -------
   Total from Investment Operations ..................................................           (0.30)                0.02
                                                                                               -------              -------
  Less Distributions:
  Dividends from Net Investment Income ...............................................           (0.55)               (0.85)
                                                                                               -------              -------
  Net Asset Value, End of Period .....................................................          $14.76               $13.93
                                                                                               =======              =======
  Total Investment Return at Net Asset Value(3) ......................................           (1.95%)(4)            0.28%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...........................................         $21,368              $23,900
  Ratio of Expenses to Average Net Assets ............................................            1.77%(5)             1.80%
  Ratio of Net Investment Income to Average Net Assets ...............................            5.65%(5)             6.01%
  Portfolio Turnover Rate ............................................................             228%                 162%

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Portfolio turnover rate excludes merger activity.
(7) Class C shares began operations on October 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

Schedule of Investments
May 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Bond Fund on May 31, 2000. It's divided into three main categories: bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
BONDS
Aerospace (1.02%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) ..................................    10.910%     BBB          $5,800      $6,078,980
  Lockheed Martin Corp.,
   Note 12-01-05 ...............................................................     7.950      BBB-          3,115       3,044,850
  Raytheon Co.,
   Note 03-01-03 (R) ...........................................................     7.900      BBB-          4,335       4,274,353
                                                                                                                      -------------
                                                                                                                         13,398,183
                                                                                                                      -------------
Automobile/Trucks (1.10%)
  Chrysler Financial Co. LLC,
   Med Term Note Ser S 11-15-01 ................................................     5.690       A+           4,575       4,458,383
  DaimlerChrysler North America Holding Corp.,
   Note 01-20-05 ...............................................................     7.400       A+           4,215       4,126,949
  ERAC USA Finance Co.,
   Note 02-15-05 (R) ...........................................................     6.625      BBB+          6,250       5,870,813
                                                                                                                      -------------
                                                                                                                         14,456,145
                                                                                                                      -------------
Banks - Foreign (2.88%)
  Abbey National First Capital, B.V.,
   Sub Note (United Kingdom) 10-15-04 (Y) ......................................     8.200      AA-          10,000      10,136,600
  African Development Bank,
   Sub Note (Supra National) 12-15-03 (Y) ......................................     9.750      AA-           8,000       8,554,880
  International Bank for Reconstruction & Development,
   Deb (Supra National) 09-01-16 (Y) ...........................................     8.250      AAA           5,000       5,385,200
  Royal Bank of Scotland Plc,
   Bond (United Kingdom) 03-31-05 (Y) ..........................................     8.817       A-           3,130       3,171,191
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (Netherlands) 11-01-06 (R) (Y) .................................     8.850       A+          10,335      10,790,567
                                                                                                                      -------------
                                                                                                                         38,038,438
                                                                                                                      -------------
Banks - United States (4.44%)
  Bank of America Corp.,
   Jr Sub Note 02-15-10 ........................................................     7.800       A            2,960       2,888,220
  Bank of New York,
   Cap Security 12-01-26 (R) ...................................................     7.780       A-           5,750       5,227,382
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 .......................................................     9.750      AA-           8,925       9,389,635

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Banks - United States (continued)
  FleetBoston Financial Corp.,
   Sub Note 12-01-05 ...........................................................     6.625%      A-          $4,480      $4,247,712
  National Westminster Bank Plc - New York Branch,
   Sub Note 05-01-01 ...........................................................     9.450       A+          10,000      10,183,200
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27 ...................................................     8.250       A-           2,915       2,608,750
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 .......................................................    10.125       A           10,605      11,364,212
  Security Pacific Corp.,
   Medium Term Sub Note 05-09-01 ...............................................    10.360       A            6,000       6,156,240
   Sub Note 11-15-00 ...........................................................    11.500       A            6,400       6,521,344
                                                                                                                      -------------
                                                                                                                         58,586,695
                                                                                                                      -------------
Beverages (0.30%)
  Canandaigua Brands, Inc.,
   Sr Sub Note Ser C 12-15-03 ..................................................     8.750       B+           4,140       3,974,400
                                                                                                                      -------------
Broker Services (0.62%)
  Bear Stearns Co., Inc.,
   Sr Note 02-01-05 ............................................................     7.625       A            3,045       2,956,543
  Goldman Sachs Group, Inc.,
   Med Term Note Ser B 10-01-09 ................................................     7.350       A+           5,665       5,279,893
                                                                                                                      -------------
                                                                                                                          8,236,436
                                                                                                                      -------------
Chemicals (0.50%)
  Akzo Nobel, Inc.,
   Bond 11-15-03 (R) ...........................................................     6.000       A            2,860       2,712,710
  Equistar Chemicals L.P.,
   Note 02-15-04 ...............................................................     8.500      BBB-          3,985       3,915,262
                                                                                                                      -------------
                                                                                                                          6,627,972
                                                                                                                      -------------
Computers (0.87%)
  Ceridian Corp.,
   Sr Note 06-01-04 ............................................................     7.250      BBB           3,860       3,645,037
  Exodus Communications, Inc.,
   Sr Note 12-15-09 ............................................................    10.750       B-           1,755       1,737,450
  PSINet, Inc.,
   Sr Note 11-01-08 ............................................................    11.500       B-           1,565       1,424,150
  Verio, Inc.,
   Sr Note 04-01-05 ............................................................    10.375       B-           4,375       4,604,687
                                                                                                                      -------------
                                                                                                                         11,411,324
                                                                                                                      -------------
Electronics (0.04%)
  Amkor Technologies, Inc.,
   Sr Sub Note 05-01-09 ........................................................    10.500       B              605         589,875
                                                                                                                      -------------
Energy (1.25%) AES Corp.,
   Sr Note 06-01-09 ............................................................     9.500       BB           1,565       1,488,706
   Sr Sub Note 07-15-06 ........................................................    10.250       B+           6,005       5,839,862

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Energy (continued)
  MidAmerican Energy Holdings,
   Sr Note 09-15-05 ............................................................     7.230%     BBB-         $2,345      $2,219,613
   Sr Bond 09-15-28 ............................................................     8.480      BBB-          3,440       3,339,002
  P&L Coal Holdings Corp.,
   Sr Sub Note Ser B 05-15-08 ..................................................     9.625       B            4,065       3,628,012
                                                                                                                      -------------
                                                                                                                         16,515,195
                                                                                                                      -------------
Fiber Optics (0.14%)
  Williams Communications Group, Inc.,
   Sr Note 10-01-09 ............................................................    10.875      BB-           1,880       1,880,000
                                                                                                                      -------------
Finance (3.76%)
  Bombardier Capital, Inc.,
   Note 01-15-02 (R) ...........................................................     6.000       A-           4,675       4,531,478
  CIT Group Holdings, Inc.,
   Deb 03-15-01 ................................................................     9.250       A            5,000       5,052,250
   Note 10-15-01 ...............................................................     5.500       A+           5,555       5,408,626
  Ford Motor Credit Co.,
   Note 04-28-03 ...............................................................     6.125       A            5,540       5,272,861
   Note 10-28-09 ...............................................................     7.375       A            3,660       3,477,183
  General Motors Acceptance Corp.,
   Note 12-01-01 ...............................................................     6.375       A            5,515       5,393,229
   Note 01-19-10 ...............................................................     7.750       A            3,640       3,534,404
  Household Finance Corp.,
   Note 11-01-02 ...............................................................     5.875       A            6,925       6,591,007
   Sr Note 02-01-09 ............................................................     5.875       A            3,005       2,538,233
  Marlin Water Trust & Marlin Water Capital Corp.,
   Sr Sec Note 12-15-01 (R) ....................................................     7.090      BBB           4,460       4,393,546
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A 06-15-04 (R) ......................................     8.400      BBB-          3,792       3,431,692
                                                                                                                      -------------
                                                                                                                         49,624,509
                                                                                                                      -------------
Government - Foreign (1.07%)
  Nova Scotia, Province of,
   Deb (Canada) 04-01-22 (Y) ...................................................     8.750       A-           7,500       8,344,500
  Saskatchewan, Province of,
   Bond (Canada) 12-15-20 (Y) ..................................................     9.375       A            5,000       5,792,750
                                                                                                                      -------------
                                                                                                                         14,137,250
                                                                                                                      -------------
Government - U.S. (21.61%)
  United States Treasury,
   Bond 08-15-17 ...............................................................     8.875      AAA          38,707      48,474,324
   Bond 05-15-18 ...............................................................     9.125      AAA          47,075      60,498,907
   Bond 02-15-23 ...............................................................     7.125      AAA          75,164      82,022,715
   Note 05-15-02 ...............................................................     7.500      AAA           4,612       4,673,985
   Note 08-15-03 ...............................................................     5.750      AAA           5,885       5,727,753
   Note 02-15-05 ...............................................................     7.500      AAA          26,500      27,419,285

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Government - U.S. (continued)
  United States Treasury (continued),
   Note 07-15-06 ...............................................................     7.000%     AAA         $23,587     $24,088,224
   Note 05-15-08 ...............................................................     5.625      AAA          33,860      32,130,093
                                                                                                                      -------------
                                                                                                                        285,035,286
                                                                                                                      -------------
Government - U.S. Agencies (14.01%)
  Federal Home Loan Mortgage Corp.,
   20 Yr Pass Thru Ctf 01-01-16 ................................................    11.250      AAA             513         556,060
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf 01-25-05 ................................................     8.000      AAA           5,107       5,131,162
   15 Yr Pass Thru Ctf 02-01-08 ................................................     7.500      AAA           1,135       1,125,046
   15 Yr Pass Thru Ctf 09-01-10 to 08-01-14 ....................................     7.000      AAA           2,778       2,703,098
   15 Yr Pass Thru Ctf 12-01-12 ................................................     6.500      AAA           8,380       7,971,015
   30 Yr Pass Thru Ctf 10-01-23 ................................................     7.000      AAA           4,866       4,651,639
   30 Yr Pass Thru Ctf 11-01-28 to 06-14-30** ..................................     6.500      AAA          17,945      16,615,246
   Bond 02-15-05 ...............................................................     7.125      AAA          28,605      28,278,617
   Note 08-15-04 ...............................................................     6.500      AAA           7,635       7,380,907
   Note 09-15-09 ...............................................................     6.625      AAA          28,740      27,029,108
   Note 01-15-30 ...............................................................     7.125      AAA           7,380       7,166,644
   Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 ................................     6.940      AAA           3,160       3,084,162
  Financing Corp.,
   Bond 02-08-18 ...............................................................     9.400      AAA           7,000       8,327,830
  Government National Mortage Assn.,
   30 Yr Pass Thru Ctf 01-15-16 ................................................    10.500      AAA              55          59,488
   30 Yr Pass Thru Ctf 01-15-16 ................................................    11.000      AAA             117         127,582
   30 Yr Pass Thru Ctf 07-15-16 to 01-15-25 ....................................     9.000      AAA           6,273       6,504,347
   30 Yr Pass Thru Ctf 11-15-19 to 05-15-21 ....................................     9.500      AAA           1,582       1,659,184
   30 Yr Pass Thru Ctf 06-15-20 to 03-15-25 ....................................    10.000      AAA             710         756,229
   30 Yr Pass Thru Ctf 11-15-22 ................................................     8.000      AAA           2,588       2,603,419
   30 Yr Pass Thru Ctf 06-15-28 to 06-22-30** ..................................     7.000      AAA          31,554      30,269,417
   30 Yr Pass Thru Ctf 10-15-29 to 05-15-30 ....................................     7.500      AAA          16,224      15,925,230
   30 Yr Pass Thru Ctf 06-22-30** ..............................................     6.500      AAA           7,380       6,902,588
                                                                                                                      -------------
                                                                                                                        184,828,018
                                                                                                                      -------------
Insurance (2.40%)
  Equitable Life Assurance Society of the United States,
   Surplus Note 12-01-05 (R) ...................................................     6.950      A+            6,100       5,910,351
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) ...................................................     7.625      AA            3,970       3,629,771
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) ...................................................     7.500      AA-          15,000      12,370,500
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) ...................................................     6.625      AA-           7,250       6,561,250
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ........................................................     7.875      A-            3,110       3,127,665
                                                                                                                      -------------
                                                                                                                         31,599,537
                                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Leasing Companies (0.13%)
  United Rentals, Inc.,
   Sr Sub Note Ser B 04-01-09 ..................................................     9.000%     BB-          $2,070      $1,687,050
                                                                                                                      -------------
Leisure (1.04%)
  Harrah's Operating Co., Inc.,
   Sr Note 01-15-09 ............................................................     7.500      BBB-          2,475       2,222,129
  HMH Properties, Inc.,
   Gtd Sr Sec Note Ser A 08-01-05 ..............................................     7.875       BB           3,455       3,083,588
  Premier Parks, Inc.,
   Sr Note 06-15-07 ............................................................     9.750       B-           2,280       2,171,700
  SFX Entertainment, Inc.,
   Gtd Sr Sub Note 12-01-08 ....................................................     9.125       B-           4,465       4,420,350
  Waterford Gaming LLC,
   Sr Note 03-15-10 (R) ........................................................     9.500       B+           1,890       1,786,050
                                                                                                                      -------------
                                                                                                                         13,683,817
                                                                                                                      -------------
Manufacturing (0.09%) AXIA, Inc.,
   Gtd Sr Sub Note 07-15-08 ....................................................    10.750       B-           1,625       1,235,000
                                                                                                                      -------------
Media (4.87%)
  Adelphia Communications Corp.,
   Sr Note Ser B 10-01-02 ......................................................     9.250       B+           4,750       4,619,375
   Sr Note Ser B 07-15-03 ......................................................     8.125       B+           2,250       2,047,500
   Sr Note 11-15-09 ............................................................     9.375       B+           2,415       2,197,650
  AMFM, Inc.,
   Sr Sub Note 10-01-08 ........................................................     9.000       B            2,935       2,979,025
  Century Communications Corp.,
   Sr Note 08-15-00 ............................................................     9.500      BB-           2,545       2,525,912
  Clear Channel Communications, Inc.,
   Sr Deb 06-15-18 .............................................................     6.875      BBB-          1,710       1,381,013
  Comcast Cable Communications, Inc.,
   Note 11-15-08 ...............................................................     6.200      BBB           2,945       2,563,210
  Continental Cablevision, Inc.,
   Sr Note 05-15-06 ............................................................     8.300      BBB           3,820       3,841,392
  CSC Holdings, Inc.,
   Sr Note Ser B 07-15-09 ......................................................     8.125      BB+           4,745       4,412,850
   Sr Sub Deb 05-15-16 .........................................................    10.500      BB-           2,910       3,026,400
  EchoStar DBS Corp.,
   Sr Note 02-01-09 ............................................................     9.375       B            1,825       1,706,375
  Garden State Newspapers, Inc.,
   Sr Sub Note 07-01-11 ........................................................     8.625       B+           2,485       2,137,100
  Mediacom LLC/Mediacom Capital Corp.,
   Sr Note Ser B 04-15-08 ......................................................     8.500       B+           2,895       2,634,450
  News America Holdings, Inc.,
   Gtd Sr Deb 08-10-18 .........................................................     8.250      BBB-          2,090       1,905,557

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Media (continued)
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) .........................................    10.000%     BB+          $4,880      $4,916,600
  J Seagram & Sons, Inc.,
   Gtd Deb 09-15-11 ............................................................     8.875      BBB-          3,125       3,087,375
  TCI Communications, Inc.,
   Sr Deb 02-15-26 .............................................................     7.875      AA-           4,715       4,497,733
  Telewest Communications Plc,
   Sr Note (United Kingdom) 02-01-10 (R) (Y) ...................................     9.875       B+           2,095       1,979,775
  Time Warner, Inc.,
   Deb 01-15-13 ................................................................     9.125      BBB           6,775       7,150,538
  TV Guide, Inc.,
   Sr Sub Note Ser B 03-01-09 ..................................................     8.125       B+           3,255       3,181,763
  United Pan-Europe Communications N.V.,
   Sr Note (Netherlands) 11-01-09 (R) (Y) ......................................    11.250       B            1,705       1,432,200
                                                                                                                      -------------
                                                                                                                         64,223,793
                                                                                                                      -------------
Medical (0.99%)
  Dynacare, Inc.,
   Sr Note (Canada) 01-15-06 (Y) ...............................................    10.750       B+           5,070       4,563,000
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security 02-01-08 .......................................     7.875       B+           3,480       3,079,800
  IASIS Healthcare Corp.,
   Sr Sub Note 10-15-09 (R) ....................................................    13.000       B-           2,100       2,089,500
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ........................................................    10.750       B+           3,205       3,365,250
                                                                                                                      -------------
                                                                                                                         13,097,550
                                                                                                                      -------------
Metal (0.19%)
  Golden Northwest Aluminum, Inc.,
   1st Mtg Note 12-15-06 .......................................................    12.000      BB-           2,470       2,568,800
                                                                                                                      -------------
Mortgage Banking (4.08%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A 08-15-02 ...................................     6.350      AAA           3,955       3,950,056
  Commercial Mortgage Acceptance Corp.,
   Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08 ................................     6.790      Aaa           5,795       5,565,136
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 .................................     8.100      AAA           3,880       3,898,794
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A-1A 12-17-07 ................     6.260      AAA           4,842       4,600,426
  Deutsche Mortgage & Asset Receiving Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class C 03-15-08 ...................     6.861       A2           3,585       3,275,794
  FirstPlus Home Loan Trust,
   Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18 .................................     6.380      AAA           6,220       6,033,400
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 ................................     6.566      Aaa           6,025       5,548,648

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Mortgage Banking (continued)
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-1 Class A-5 12-25-13 .................................     6.290%     AAA          $4,424      $4,387,608
  LB Commercial Conduit Mortgage Trust,
   Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07 ................................     6.410      Aaa           5,804       5,507,541
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ..........................     6.750      Aaa           3,940       3,889,095
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25 .................................     7.180      AAA           7,260       7,148,831
                                                                                                                      -------------
                                                                                                                         53,805,329
                                                                                                                      -------------
Oil & Gas (1.93%)
  Amerada Hess Corp.,
   Note 10-01-09 ...............................................................     7.375      BBB           2,960       2,731,222
  Ocean Energy, Inc.,
   Gtd Sr Sub Note Ser B 07-15-07 ..............................................     8.875      BB-           2,220       2,142,300
  Panhandle East Pipe Line Co.,
   Sr Note 04-01-10 (R) ........................................................     8.250      BBB-          3,080       2,971,276
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) ...............................................     6.625      BBB           4,165       3,651,164
  Phillips Petroleum Co.,
   Note 05-25-10 ...............................................................     8.750      BBB           2,960       2,993,152
  Santa Fe Snyder Corp.,
   Gtd Sub Note 06-15-07 .......................................................     8.750      BB+           2,575       2,542,812
  Tosco Corp.,
   Note 02-15-30 ...............................................................     8.125      BBB           4,020       3,812,045
  Triton Energy Ltd.,
   Sr Note 04-15-02 ............................................................     8.750      BB-           4,655       4,608,450
                                                                                                                      -------------
                                                                                                                         25,452,421
                                                                                                                      -------------
Paper & Paper Products (0.31%)
  Fort James Corp.,
   Sr Note 09-15-02 ............................................................     6.500      BBB           4,145       4,017,583
                                                                                                                      -------------
Real Estate Investment Trust (1.48%)
  American Health Properties, Inc.,
   Note 01-15-07 ...............................................................     7.500      BBB-          2,350       2,070,937
  Cabot Industrial Properties, L.P.,
   Note 05-01-04 ...............................................................     7.125      BBB-          3,455       3,282,526
  Camden Property Trust,
   Note 04-15-04 ...............................................................     7.000      BBB           3,800       3,640,628
  Liberty Property, L.P.,
   Med Term Note 06-05-02 ......................................................     6.600      BBB-          3,030       2,918,496
  ProLogis Trust,
   Sr Note 04-15-04 ............................................................     6.700      BBB+          3,555       3,353,112
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 ...............................................................     7.300       BB           4,395       4,273,039
                                                                                                                      -------------
                                                                                                                         19,538,738
                                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Retail (0.19%)
  Safeway, Inc.,
   Note 11-15-01 ...............................................................     5.875%     BBB          $2,515      $2,449,032
                                                                                                                      -------------
Telecommunications (5.42%)
  BellSouth Capital Funding Corp.,
   Deb 02-15-30 ................................................................     7.875      AAA           4,435       4,223,628
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon (10.125%, 05-01-04) (Canada) 05-01-09 (A) (Y) .....      Zero       B3           3,980       2,248,700
   Sr Disc Note, Step Coupon (14.75%, 12-15-00) (Canada) 12-15-05 (A) (Y) ......      Zero       B3           1,530       1,560,600
  Crown Castle International Corp.,
   Sr Note 05-15-11 ............................................................     9.000       B            1,610       1,481,200
  Focal Communications Corp.,
   Sr Note 01-15-10 (R) ........................................................    11.875       B            1,290       1,322,250
  Global Crossing Holdings Ltd.,
   Sr Note (Bermuda) 11-15-09 (Y) ..............................................     9.500       BB             585         552,825
   Sr Note (Bermuda) 11-15-09 (R) (Y) ..........................................     9.500       BB           2,435       2,288,900
  GTE North, Inc.,
   Deb Ser H 11-15-08 ..........................................................     5.650      AA-           4,355       3,694,608
  Hermes Europe Railtel BV,
   Sr Note (Netherlands) 01-15-09 (Y) ..........................................    10.375       B              700         581,000
  LCI International, Inc.,
   Sr Note 06-15-07 ............................................................     7.250      BB+           3,860       3,602,075
  Level 3 Communications, Inc.,
   Sr Note 03-15-08 (R) ........................................................    11.000       B            2,485       2,373,175
  McLeodUSA, Inc.,
   Sr Note 11-01-08 ............................................................     9.500       B+           2,510       2,384,500
  Metromedia Fiber Network, Inc.,
   Sr Note Ser B 11-15-08 ......................................................    10.000       B+           3,980       3,790,950
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) ...............................................    12.000      BBB           2,430       2,733,750
  Nextel Communications, Inc.,
   Sr Note 11-15-09 ............................................................     9.375       B            3,370       3,066,700
  NEXTLINK Communications, Inc.,
   Sr Note 11-15-08 ............................................................    10.750       B            2,415       2,300,287
  NTL Communications Corp.,
   Sr Note Ser B 10-01-08 ......................................................    11.500       B-           3,220       3,236,100
  Omnipoint Corp.,
   Sr Note 09-15-09 (R) ........................................................    11.500      CCC+          2,640       2,772,000
  Sprint Capital Corp.,
   Gtd Note 05-01-19 ...........................................................     6.900      BBB+          4,735       4,071,390
  TeleCorp PCS, Inc.,
   Gtd Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04) 04-15-09 (A) ..........      Zero       B3           2,940       1,925,700
  US West Capital Funding, Inc.,
   Gtd Note 07-15-28 ...........................................................     6.875       A-           3,005       2,495,262
  Vodafone AirTouch Plc,
   Note (United Kingdom) 02-15-10 (R) (Y) ......................................     7.750       A-           2,980       2,853,827

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Telecommunications (continued)
  Voicestream Wireless Corp.,
   Sr Note 11-15-09 (R) ........................................................    10.375%      B-          $1,515      $1,549,087
  WorldCom, Inc.,
   Sr Note 08-15-01 ............................................................     6.125       A-           6,300       6,204,492
   Note 05-15-06 ...............................................................     8.000       A-           3,860       3,863,474
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (Y) ...............................................    12.500       B+           4,340       4,318,300
                                                                                                                      -------------
                                                                                                                         71,494,780
                                                                                                                      -------------
Transportation (4.20%)
  America West Airlines, Inc.,
   Pass Thru Ctf Ser 1996-1B 01-02-08 ..........................................     6.930       A-           3,365       3,163,406
  Continental Airlines, Inc.,
   Pass Thru Ctf Ser 1996-C 10-15-13 ...........................................     9.500      BBB+          4,436       4,447,364
   Pass Thru Ctf Ser 1999-1A 08-02-20 ..........................................     6.545      AA+           5,522       4,808,899
   Note 12-15-05 ...............................................................     8.000      BB-           2,480       2,207,200
  Fine Air Services, Inc.,
   Gtd Sr Sub Note 06-01-08 ....................................................     9.875       CC           3,735       2,950,650
  Humpuss Funding Corp.,
   Gtd Note (Indonesia) 12-15-09 (R) (Y) .......................................     7.720       B3           2,006       1,444,538
  Northwest Airlines, Inc.,
   Gtd Note 03-15-04 ...........................................................     8.375       BB           2,855       2,624,316
   Pass Thru Ctf Ser 1996-1C 01-02-05 ..........................................    10.150      BBB-          2,308       2,238,323
   Pass Thru Ctf Ser 1996-1D 01-02-15 ..........................................     8.970      BBB-          3,522       3,444,036
  NWA Trust,
   Sr Note Ser A 12-21-12 ......................................................     9.250       AA           5,093       5,340,170
  Railcar Trust No. 1992-1,
   Pass Thru Ser 1992-1 Class A 06-01-04 .......................................     7.750      AAA          10,577      10,535,996
  US Airways, Inc.,
   Pass Thru Ctf Ser 1989-A2 01-01-13 ..........................................     9.820      BB-           5,165       4,519,375
   Pass Thru Ctf Ser 1990-A1 03-19-05 ..........................................    11.200      BB-           5,308       5,361,057
  Wisconsin Central Transportation Corp.,
   Note 04-15-08 ...............................................................     6.625      BBB-          2,525       2,251,315
                                                                                                                      -------------
                                                                                                                         55,336,645
                                                                                                                      -------------
Utilities (11.85%)
  AES Eastern Energy,
   Pass Thru Ctf Ser 1999-A 01-02-17 ...........................................     9.000      BBB-          3,700       3,501,347
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 ...............................................     9.000      BB-           3,960       3,865,950
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17 ..........................................     8.890      BB-           6,600       6,517,500
  Calpine Corp.,
   Sr Note 05-15-06 ............................................................    10.500      BB+           4,650       4,696,500
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ......................................................     9.500      BB+          10,220      10,437,175

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Utilities (continued)
  CMS Energy Corp.,
   Sr Note Ser B 01-15-04 ......................................................     6.750%      BB          $3,595      $3,253,475
   Sr Note 01-15-09 ............................................................     7.500       BB           2,070       1,787,962
  Connecticut Light & Power Co.,
   1st Ref Mtg Ser C 06-01-02 ..................................................     7.750      BBB-          1,940       1,933,520
   Note 06-05-03 (R) ...........................................................     8.590      BBB-          2,350       2,319,638
  East Coast Power LLC,
   Sr Sec Note 03-31-12 ........................................................     7.066      BBB-          3,105       2,687,688
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12 .......................................................    10.250      BBB-          8,831       9,440,604
  GG1B Funding Corp.,
   Deb 01-15-11 ................................................................     7.430      BBB-          3,550       3,277,305
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ..............................................     9.400       A+           3,215       3,653,044
   Gtd Deb (Canada) 02-01-03 (Y) ...............................................     7.375       A+           7,185       7,130,538
   Gtd Deb Ser FU (Canada) 02-01-12 (Y) ........................................    11.750       A+           5,000       6,450,000
  Iberdrola International B.V.,
   Note 10-01-02 ...............................................................     7.500      AA-           8,000       7,966,400
   Note (Netherlands) 06-01-03 (R) (Y) .........................................     7.125      AA-           8,629       8,550,649
  Long Island Lighting Co.,
   Deb 03-15-23 ................................................................     8.200       A-           5,615       5,221,950
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91 07-23-02 ...................................................    10.330      BBB-          6,678       6,806,087
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ..........................................................    11.750       BB           5,165       5,540,134
   Deb Ser B 07-23-06 ..........................................................    13.250       BB           1,900       2,210,194
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico) 11-15-09 (R) (Y) .......................................     9.625      BB+           1,320       1,148,400
  Niagara Mohawk Power Corp.,
   Deb 01-01-18 ................................................................     8.770      BBB           6,944       7,165,305
  North Atlantic Energy Corp.,
   1st Mtg Ser A 06-01-02 ......................................................     9.050      BB+           2,351       2,365,130
  Northeast Utilities,
   Note Ser A 12-01-06 .........................................................     8.580      BB+           1,027       1,023,256
  PECO Energy Transition Trust,
   Pass Thru Ctf Ser 1999-A Class A-6 03-01-09 .................................     6.050      AAA           4,511       4,164,285
   Pass Thru Ctf Ser 2000-A Class A-3 03-01-10 .................................     7.625      AAA          12,475      12,133,684
  PNPP II Funding Corp.,
   Deb 05-30-16 ................................................................     9.120      BB-           4,120       4,127,581
  Sierra Pacific Resources,
   Note 05-15-05 ...............................................................     8.750      BBB           4,180       4,175,820
  System Energy Resources, Inc.,
   1st Mtg 08-01-01 ............................................................     7.710      BBB-          5,525       5,483,562

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                           PAR VALUE
                                                                                   INTEREST   CREDIT         (000s       MARKET
ISSUER, DESCRIPTION                                                                  RATE     RATING*       OMITTED)      VALUE
-------------------                                                                --------   -------      ---------  -------------
Utilities (continued)
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond 01-02-17 ..........................................     8.090%     BBB-         $7,741      $7,237,772
                                                                                                                      -------------
                                                                                                                        156,272,455
                                                                                                                      -------------
                                                                                          TOTAL BONDS
                                                                                 (Cost $1,286,508,828)      (92.78%)  1,223,802,256
                                                                                                            -------   -------------

                                                                                                           NUMBER OF
                                                                                                             SHARES
                                                                                                          OR WARRANTS
                                                                                                          -----------
PREFERRED STOCKS AND WARRANTS
  California Federal Preferred Capital Corp., 9.125%, Ser A, Preferred Stock ........................       327,190       7,055,035
  CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock ...............................................        51,920       5,503,520
  CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock ...............................................         9,205         978,031
  MetroNet Communications Corp., Warrant (Canada) (R) (Y) ...........................................         4,625         578,125
                                                                                                                      -------------
                                                                  TOTAL PREFERRED STOCKS AND WARRANTS
                                                                                    (Cost $14,682,838)       (1.07%)     14,114,711
                                                                                                            -------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                         John Hancock Funds - Bond Fund

                                                                                                     PAR VALUE
                                                                                        INTEREST       (000s         MARKET
ISSUER, DESCRIPTION                                                                       RATE        OMITTED)       VALUE
-------------------                                                                     --------     ---------  --------------
SHORT-TERM INVESTMENTS
Commercial Paper (3.41%)
  Citicorp,
   Due 06-06-00 ....................................................................      6.490%      $15,000      $14,986,479
  General Electric Capital Corp.,
   Due 06-05-00 ....................................................................      6.490        15,000       14,989,184
   Due 06-01-00 ....................................................................      6.430        15,000       15,000,000
                                                                                                                --------------
                                                                                                                    44,975,663
                                                                                                                --------------
Joint Repurchase Agreement (1.98%)
  Investment in a joint repurchase agreement transaction with
   SBC Warburg, Inc. - Dated 05-31-00, due 06-01-00 (Secured by
   U.S. Treasury Bonds, 5.500% thru 10.750%, due 02-15-03 thru
   08-15-28) - Note A ..............................................................      6.370        26,095       26,095,000
                                                                                                                --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.20% ..............................................................                                     9,130
                                                                                                                --------------

                                                                   TOTAL SHORT-TERM INVESTMENTS        (5.39%)      71,079,793
                                                                                                     --------   --------------
                                                                              TOTAL INVESTMENTS       (99.24%)   1,308,996,760
                                                                                                     --------   --------------
                                                              OTHER ASSETS AND LIABILITIES, NET        (0.76%)      10,084,176
                                                                                                     --------   --------------
                                                                               TOTAL NET ASSETS      (100.00%)  $1,319,080,936
                                                                                                     ========   ==============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $116,370,448 or 8.82% of net assets as of May 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** A portion of these securities having an aggregate value of $33,517,193 or 2.54% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $34,416,321 of United States Treasury Bond, 9.125%, 05-15-18, has been segregated to cover the when-issued commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                         John Hancock Funds - Bond Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Fund (the "Fund") is a diversified series of John Hancock Sovereign Bond Fund Trust, an open-end investment management company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities.

   The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $39,087,636 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2001 --$4,066,817, May 31, 2002 -- $9,347,493, May 31, 2004
-- $8,402,805, May 31, 2005 -- $1,183,431, May 31, 2007 -- $619,870 and May 31,
2008 -- $15,467,220. Availability of a certain amount of these loss carryforwards which were acquired on September 15, 1995 in a merger, may be limited in a given year. Additionally, net capital losses of $26,884,560 are attributable to security transactions incurred after October 31, 1999 and are treated as arising on the first day (June 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                         John Hancock Funds - Bond Fund

daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At May 31, 2000, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next $500,000,000 and (d) 0.35% of the Fund's average daily net asset value in excess of $2,500,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class A shares amounted to $825,833. Out of this amount, $72,056 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $203,482 was paid as sales commissions to unrelated broker-dealers and $550,295 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                         John Hancock Funds - Bond Fund

time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 2000, contingent deferred sales charges received by JH Funds amounted to $837,043.

   Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $9,774. Out of this amount $9,709 was paid as sales commissions to unrelated broker-dealers and $64 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 2000, contingent deferred sales charges received by JH Funds amounted to $7,792.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 2000, aggregated $758,419,336 and $938,989,521, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended May 31, 2000, aggregated $1,438,159,310 and $1,386,767,240, respectively.

   The cost of investments owned at May 31, 2000 (excluding the corporate savings account) for federal income tax purposes was $1,376,784,990. Gross unrealized appreciation and depreciation of investments aggregated $8,237,665 and $76,035,025, respectively, resulting in net unrealized depreciation of $67,797,360.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                         John Hancock Funds - Bond Fund

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended May 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and financial futures contracts of $18, a decrease in distributions in excess of net investment income of $193,822 and a decrease in capital paid-in of $193,840. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                         John Hancock Funds - Bond Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Sovereign Bond Fund -
John Hancock Bond Fund:

We have audited the accompanying statement of assets and liabilities of the John Hancock Bond Fund (the "Fund"), including the schedule of investments, as of May 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Bond Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
July 7, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 2000.

   With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2000, 1.18% of the dividends qualify for the dividends received deduction.

   Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.

======================================NOTES=====================================

                         John Hancock Funds - Bond Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                       ---------------
       A Global Investment Management Firm                         Bulk Rate
                                                                 U.S. Postage
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                  PAID
       1-800-225-5291  1-800-554-6713 (TDD)                      Randolph, MA
       INTERNET: www.jhfunds.com                                 Permit No. 75
                                                                ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              2100A 5/00
                                                                            7/00